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                                                                    EXHIBIT 10.7


[U.S. BANK LOGO]                   GUARANTY



Guarantor BUFFETS, INC.                    Bank  U.S. BANK NATIONAL ASSOCIATION

Address  1460 BUFFET WAY                   Address  601 SECOND AVENUE SOUTH
         EAGAN, MN 55121
Guarantor                                  MINNEAPOLIS, MN 55402

Address                                    Borrower David Goronkin



For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of:

[ ] Financial accommodations of any kind, with or without security, given or to be given or continued at any time and from time to time by the Bank or for the account of the Borrower.

[X] (Other) PROMISSORY NOTE DATED SEPTEMBER 28, 2000 EXECUTED AND DELIVERED BY BORROWER TO BANK IN THE ORIGINAL SUM OF $195,786.00.

The undersigned absolutely and unconditionally guarantees to the Bank:

[ ] The payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time owe to the Bank, including interest thereon, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several (including without limitation, obligations arising after filing of a bankruptcy petition, and obligations of the Borrower arising from the creation of banker's acceptances by the Bank, the issuance of letters of credit by the Bank for the account of the Borrower, and the use by the Borrower of cash management services provided by the Bank); or

[X] The payment of a promissory note dated SEPTEMBER 28, 2000, executed and delivered by the Borrower to the Bank in the original principal sum of $ 195,786.00 with interest and other charges as therein provided, and all extensions, renewals and replacements thereof.

[ ]  The payment of a ______________________ dated ____________________, executed and delivered by the Borrower to the Bank in the original principal sum of $____________________ with interest and other charges as therein provided, and all extensions, renewals and replacements thereof.

     All of the above-described guaranteed obligations are hereinafter collectively referred to as the "Indebtedness." The undersigned agrees to pay on demand all costs, expenses and attorneys' fees paid or incurred by the Bank in connection with the Indebtedness, any security therefor and this guaranty, plus interest on such amounts at the highest rate then applicable to any of the Indebtedness, not to exceed the highest rate permitted by law.

     The undersigned agrees that, in the event of the death, incompetence, dissolution or insolvency of the Borrower or the undersigned, or the inability of the Borrower or the undersigned to pay debts as they mature, or an assignment by the Borrower or the undersigned for the benefit of creditors, or the institution of any proceeding by or against the Borrower or the undersigned alleging that the Borrower or the undersigned is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Indebtedness may not then be due and payable the undersigned will pay to the Bank forthwith the full amount which would be payable hereunder by such undersigned if all of the Indebtedness were then due and payable.

     Notwithstanding the aggregate amount of Indebtedness which may be payable at any time or from time to time, the liability of the undersigned hereunder shall not exceed the principal sum of $ 195,786.00 (if no amount stated, the undersigned shall be liable for all Indebtedness, without any limitation as to amount) plus accrued interest thereon and the costs, expenses and attorneys' fees described herein. Such liability shall not be released, impaired or affected if at any time the Indebtedness exceeds that amount, and the Bank may apply first in payment of such excess all sums received from the Borrower, from security for the Indebtedness, or from any other source without releasing, impairing or affecting such liability. If the liability of the undersigned is limited hereunder, any payment made by the undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written statement, received by the Bank, advising the Bank that such payment is made under this guaranty for such purpose.

     The Bank may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned, and without releasing, impairing or affecting the liability of the undersigned hereunder, upon or without any terms or conditions, and in whole or in part: (1) sell, pledge, surrender, compromise, settle, release, renew, subordinate, extend, substitute, exchange, change, or otherwise dispose or deal with in any manner and in any order any Indebtedness, any evidence thereof, or any security therefor; (2) accept any security for or other guarantors of any Indebtedness;
(3) fail, neglect or omit to obtain, realize upon or protect any Indebtedness or any security therefor, to exercise any lien upon or right to any money, credit or property, or to exercise any other right against the Borrower, the undersigned or any other person; and (4) apply any payments and credits to the Indebtedness in any manner and in any order. No act or thing, except full payment of the Indebtedness, which but for this provision could act as a release or impairment of the liability of the undersigned hereunder, shall in any way release, impair or affect the liability of the undersigned hereunder. The undersigned waives any and all defenses of the Borrower pertaining to the Indebtedness, any evidence thereof, and any security therefor, except the defense of discharge by payment. The failure of any person or persons to sign this or any other guaranty shall not release, impair or affect the liability of the undersigned hereunder. This guaranty is a primary obligation of the undersigned and the Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or any other person or their properties, or any security or other rights or remedies whatsoever. The undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other person for such deficiency is discharged pursuant to statute, judicial decision or otherwise.

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The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank, as guarantor or otherwise, without any limitation as to amount, unless the writing evidencing or creating such other liability specifically provides to the contrary. If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including without limitation the bankruptcy, insolvency or reorganization of the Borrower or any other person), the indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

The undersigned waives: (1) notice of acceptance of this guaranty and of the creation and existence of the Indebtedness; (2) presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the Indebtedness; and (3) all other demands and notices to the undersigned or any other person and all other actions to establish the liability of the undersigned hereunder.

     As to the undersigned, this guaranty shall continue until written notice of revocation signed by the undersigned shall be received by the Bank, and until all Indebtedness then existing and all other costs, expenses and attorneys' fees arising from such Indebtedness shall be fully paid and retired. No revocation or termination hereof by the undersigned shall release, impair or affect in any manner any liability hereunder with respect to (1) Indebtedness created, contracted, assumed or incurred prior to receipt by the Bank from or on behalf of such undersigned of written notice of revocation or the death of such undersigned, or (2) Indebtedness created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Bank prior to receipt of such notice, or any renewals or extension thereof, theretofore or thereafter made, or (3) all other costs, expenses and attorneys' fees arising from such Indebtedness.

     The undersigned agrees to furnish Bank, upon demand, so long as any part of the Indebtedness may be outstanding, a financial statement setting forth in reasonable detail, the assets, liabilities and net worth of the undersigned, and, upon failure to furnish such a financial statement upon demand, the Bank may, at its option, demand payment in full of all Indebtedness, whether or not then due, and the undersigned shall immediately pay all such Indebtedness to the Bank.

     The undersigned agrees, if the Borrower is not an individual, that all payments made by such undersigned hereunder shall be deemed to be equity contributions by such undersigned to the Borrower. The undersigned waives all rights of contribution, reimbursement, recourse and subrogation available to such undersigned against any person liable for payment of the Indebtedness or as to any collateral security therefore. No delay or failure by the Bank in exercising any right or remedy, and no partial or single exercise thereof shall constitute a waiver thereof or shall preclude other or further exercise of any such or other right or remedy. No waiver of any rights hereunder, and no modification or amendment of this guaranty shall be effective unless the same is in writing duly executed by the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall not impair or affect the rights of the Bank or the provisions of this guaranty in any other respect at any other time.

     The undersigned acknowledges that such undersigned has independently evaluated the credit of the Borrower and that such undersigned is not in any way relying on any representations made by the Bank as to the Borrower, the Indebtedness or any collateral security therefor or other guarantors or endorsers, co-signers or sureties thereof, or any related matters. The undersigned acknowledges that this guaranty is given for adequate value and consideration and that such undersigned has received a direct economic or other benefit from the financial accommodations of the Bank to the Borrower giving rise to the Indebtedness.

     The undersigned's liability under this guaranty is not conditioned upon the signing of this or any other guaranty by any other person. This guaranty takes the place of any conversations or oral agreements.

     If this guaranty is executed by more than one signer, all agreements herein shall be joint and several in each and every particular, and shall be fully binding upon and enforceable against either, any and all of such signers, and neither the release of, nor the revocation or termination of this guaranty with respect to one or more signers shall affect or release the liability of any other signer hereunder as to Indebtedness then existing or thereafter created, contracted, assumed or incurred and all other costs, expenses and attorneys' fees arising from such Indebtedness. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof and to this end the provisions of this guaranty are declared to be severable. This guaranty shall be binding upon the undersigned and upon the heirs, representatives, successors and assigns of the undersigned, and of each of them respectively, and shall inure to the benefit of the Bank, its successors and assigns. This guaranty shall be governed by and construed in accordance with the laws of the State in which the Bank is located, giving effect to any federal laws applicable to the Bank. The undersigned consents to the personal jurisdiction of the state and federal courts located in the state in which the Bank is located in connection with any controversy related to this guaranty or the Indebtedness, waives any argument that venue in such forum is not convenient, and agrees that any litigation instigated by such undersigned against the Bank in connection with this guaranty or the Indebtedness shall be venued in either the state courts of general jurisdiction or the federal district courts in the city, county or state where the Bank is located.

The undersigned waives its, his or her right to a trial by jury in connection with any action relating to this guaranty or the Indebtedness.



Dated this 28TH of SEPTEMBER, 2000.


                                                     GUARANTOR(S)



                                          BUFFETS, INC.

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
T.I.N. or Soc. Sec. No.________________   By:  /s/ H. Thomas Mitchell       It's:  EVP

T.I.N. or Soc. Sec. No.________________   By:  /s/ Clark C. Grant           It's:  SVP

T.I.N. or Soc. Sec. No.________________   By:                               It's:

T.I.N. or Soc. Sec. No.________________   By:                               It's:
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